UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 30, 2010
Aradigm Corporation
(Exact name of registrant as specified in its charter)

California	000-28402	94-3133088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3929 Point Eden Way, Hayward, California	94545
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 265-9000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On July 30, 2010, Aradigm Corporation (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Novo Nordisk A/S (“Novo Nordisk”) providing for the issuance by the Company to Novo Nordisk in a private placement of 26,000,000 shares of the Company’s Common Stock (collectively, the “Shares”) in consideration for the termination of all of the Company’s obligations under the Promissory Note and Security Agreement dated July 3, 2006 (the “Promissory Note”). The Promissory Note evidences, among other things, a loan that was previously made by Novo Nordisk to the Company in the principal amount of $7.5 million, which bears interest accruing at 5% per annum and the principal, along with the accrued interest, is payable in three equal payments of approximately $3.5 million at July 2, 2012, July 1, 2013 and June 30, 2014. As of the date of this Current Report on Form 8-K, the amount outstanding under the Promissory Note, including accrued interest, is approximately $9.1 million.
     The closing of the transactions contemplated by the Stock Purchase Agreement is subject to the Company’s receipt of the requisite shareholder approval to increase the number of authorized shares of the Company’s Common Stock to cover the Shares and other customary conditions. The Stock Purchase Agreement requires the Company to call and hold a special meeting of the Company’s shareholders to vote on a proposal to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock to cover the Shares. The Company intends to present this proposal and the proposal to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock contemplated by the previously-announced Securities Purchase Agreement dated as of June 18, 2010, which was executed in connection with the Company’s June 2010 private placement (the “June 2010 Securities Purchase Agreement”), to the Company’s shareholders at the same special meeting.
     The Stock Purchase Agreement contains customary representations and warranties and covenants of the Company and Novo Nordisk. Pursuant to the terms of the Stock Purchase Agreement, the Company has agreed to provide customary indemnification to Novo Nordisk, its affiliates and agents against certain liabilities.
     The Company also entered into a Registration Rights Agreement with Novo Nordisk (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company is required to file a registration statement to cover the resale of the Shares. The Company may satisfy its registration obligations under the Registration Rights Agreement by including the Shares in the same registration statement covering the securities identified in the Registration Rights Agreement dated as of June 21, 2010, which was executed in connection with the Company’s June 2010 private placement (the “June 2010 Registration Rights Agreement”). The failure on the part of the Company to satisfy the deadlines set forth in the Registration Rights Agreement may subject the Company to payment of certain monetary penalties. In addition, pursuant to the terms of the Stock Purchase Agreement, the Company has agreed, among other things, not to file any other registration statement (other than any registration statement on Form S-8 and except as may be required or contemplated by the June 2010 Registration Rights Agreement) until the Shares are covered by an effective registration statement or freely salable under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).
     In connection with the Company’s execution of the Stock Purchase Agreement and the Registration Rights Agreement, the Company and each of the investors who participated in the Company’s June 2010 private placement entered into a First Amendment to Securities Purchase Agreement and Registration Rights Agreement (the “First Amendment”). The First Amendment amended applicable provisions of the June 2010 Securities Purchase Agreement and the June 2010

Registration Rights Agreement in order to permit the Company to include the Shares in the same registration statement covering the securities identified in the June 2010 Registration Rights Agreement and to extend certain deadlines required to be satisfied by the Company set forth in the June 2010 Registration Rights Agreement.
     The foregoing description of the Stock Purchase Agreement, the Registration Rights Agreement and the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, the Registration Rights Agreement and the First Amendment. Copies of the Stock Purchase Agreement, the Registration Rights Agreement and the First Amendment are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
     Copies of the Stock Purchase Agreement, the Registration Rights Agreement and the First Amendment have been attached as exhibits to this Current Report on Form 8-K to provide investors with information regarding its terms. Except for their status as legal documents governing the contractual rights among the parties thereto, such transaction documents are not intended to be a source of factual, business or operational information about the Company or its business. The representations and warranties contained in such transaction documents are not necessarily accurate or complete as made and may be subject to exceptions set forth in the disclosure schedules provided in accordance with such documents. Such representations, warranties and covenants have been negotiated by the Company and Novo Nordisk for the purpose of allocating contractual risk between the parties, including in subject areas where the parties do not have complete knowledge of all the facts, and not for the purpose of establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to investors. Readers should not rely on the representations, warranties and covenants in such documents or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their affiliates.
     In connection with obtaining shareholder approval to increase the number of authorized shares of the Company’s common stock described above, the Company will prepare a proxy statement for the Company’s shareholders to be filed with the Securities and Exchange Commission (the “SEC”). The proxy statement will contain information about the Company, the transaction and related matters. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.
     In addition to receiving the proxy statement from the Company by mail, shareholders will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the SEC’s website (http://www.sec.gov) or, without charge, from the Company’s website at www.aradigm.com or by directing such request to Aradigm Corporation, 3929 Point Eden Way, Hayward, California, 94545 Attention: Chief Financial Officer.
     The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies. Information concerning the Company and its directors and executive officers is set forth in the Company’s proxy statement and Annual Report on Form 10-K previously filed with the SEC.
     Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the Company’s intent with respect to the special meeting and the proxy statement. These forward-looking statements involve risk and uncertainties, including, but not limited to, the risk that the conditions to the closing of the private placement might not be satisfied and the risk of any difficulties or delays in obtaining the required shareholder approval to increase the number of authorized shares of the Company’s common stock, as well as the other risks detailed from time to time in the Company’s filings with the SEC.

Item 3.02	Unregistered Sales of Equity Securities.
     The information set forth in Item 1.01 of this report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety. The Shares are being offered to Novo Nordisk without registration under the Securities Act, or any state securities laws. The Company is relying on the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Shares.

Item 8.01	Other Events.
     On August 2, 2010, the Company issued a press release announcing the execution of definitive agreements for the transaction. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
EXHIBIT INDEX

Exhibit	Description
10.1	Stock Purchase Agreement, dated as of July 30, 2010, by and among Aradigm Corporation and Novo Nordisk A/S.
10.2	Registration Rights Agreement, dated as of July 30, 2010, by and among Aradigm Corporation and Novo Nordisk A/S.
10.3	First Amendment to Securities Purchase Agreement and Registration Rights Agreement, dated as of July 20, 2010, by and among Aradigm Corporation and the investors party thereto.
99.1	Press release dated August 2, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION
Dated: August 2, 2010	By:	/s/ Nancy Pecota
		Name:	Nancy Pecota
		Title:	Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Stock Purchase Agreement, dated as of July 30, 2010, by and among Aradigm Corporation and Novo Nordisk A/S.
10.2	Registration Rights Agreement, dated as of July 30, 2010, by and among Aradigm Corporation and Novo Nordisk A/S.
10.3	First Amendment to Securities Purchase Agreement and Registration Rights Agreement, dated as of July 20, 2010, by and among Aradigm Corporation and the investors party thereto.
99.1	Press release dated August 2, 2010.